PROMISSORY NOTE

$1,000,000                                                 New York, New York
                                                           May 21, 1996

         THIS PROMISSORY NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR ANY STATE SECURITIES LAWS. IT MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO THIS PROMISSORY NOTE UNDER THE SECURITIES ACT OF 1933 AND QUALIFICATION UNDER APPLICABLE STATE SECURITIES LAWS OR AN OPINION OF COUNSEL SATISFACTORY TO THE BORROWERS THAT SUCH REGISTRATION IS NOT REQUIRED.

         News Communications, Inc. a Nevada corporation whose address is 174-15 Horace Harding Expressway, Fresh Meadows, New York 11365, Tribco Incorporated, a New York corporation whose address is 174-15 Horace Harding Expressway, Fresh Meadows, New York 11365 and Access Network Corp., a New York corporation whose address is 242 West 30th Street, New York, New York 10001 (each of the foregoing a "Borrower" and collectively the "Borrowers") for value received, hereby, jointly and severally, promise to pay to the order of D.H. Blair Investment Banking Corp., (the "Lender"), a Delaware corporation, 44 Wall Street, 2nd Floor, New York, New York 10005, the sum of One Million Dollars ($1,000,000), or such lesser amount as shall then equal the outstanding principal amount hereof, on May 21, 1998 (such date, or such earlier date upon which the principal and interest is due upon acceleration pursuant to Section 5 of the "Loan Agreement" (as hereinafter defined) hereinafter referred to as the "Due Date") and to pay interest from the date hereof on the unpaid principal amount hereof at the rate set forth below, all on the terms and conditions set forth herein. Payment for all amounts due hereunder shall be made in lawful money of the United States of America by certified mail, return receipt requested, to the address of the Lender or by wire transfer to an account designated in writing by the Lender. The indebtedness evidenced by this Note is further evidenced by a Loan Agreement, dated the date hereof, between the Borrowers and the Lender (the "Loan Agreement") and is secured as provided therein. The Lender will have the right to accelerate the indebtedness evidenced hereof upon the occurrence of an Event of Default as set forth in the Loan Agreement. The Loan Agreement is incorporated by reference herein. All terms used herein and not defined herein shall have the meaning set forth in the Loan Agreement.

         1. Interest. Interest shall accrue from the date hereof until all outstanding principal and interest on this Note shall have been paid in full at the rate of eight and one-half percent (8-1/2%) per annum on the unpaid principal balance hereof and shall be payable quarterly commencing on July 1, 1996 and on the Due Date or the date of any other payment of principal on the Note. In the event that the principal amount of this Note is not paid in full on the Due Date, interest at the rate equal to the lesser of (i) the maximum legally permitted interest rate and (ii) twenty-four percent (24%) per annum


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shall  continue  to accrue on the  balance of any unpaid  principal  and accrued interest from the Due Date until such balance is paid.

         2. Prepayment. The Borrowers may at any time prepay in whole or in part the principal sum, plus accrued interest on the amount so prepaid to date of payment, of this Note, without penalty or premium. All such prepayments shall be applied in the manner set forth in the Loan Agreement.

         3. Waiver of Presentation, Demand, Etc. All parties now or hereafter liable with respect to this Note, whether the Borrowers, guarantor, endorser or any other person hereby expressly waive presentment, demand of payment, protest, notice for demand of payment, protest and notice of non-payment, or any other notice of any kind with respect thereto. No delay or failure on the part of the Lender in the exercise of any right or remedy hereunder or under the Loan Agreement, or at law or in equity, shall operate as a waiver thereof, and no single or partial exercise by the Lender of any right or remedy hereunder or under Loan Agreement shall preclude or estop another or further exercise or any other right or remedy.

        4. Defense, Set-Offs, Counterclaims. Each Borrower hereby agrees not to raise or interpose any defense, set-off or counterclaim of any kind or nature whatsoever which it may have against the Lender in any action brought upon this Note or the Loan Agreement or the other Loan Documents and each Borrower acknowledges that it has no defense of any kind or nature to the enforcement of this Note or the Loan Agreement or the other Loan Documents or to the binding nature of the obligations represented hereby or thereby.

        5. Amendments. No amendment, modification, alteration or change of any of the provisions of this Note shall be effective unless in writing signed by the Borrowers and the Lender and only to the extent therein set forth.

       6. Governing Law. This Note shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to the principles of conflicts of law thereof.

       7. Time of the Essence. Time is of the essence with respect to this Note and in case this Note is collected by law or through an attorney at law or under advice therefrom, or any remedy is exercised under the Loan Agreement, the Borrowers, jointly and severally, agree to pay all costs of collection or costs associated with the exercise of any such remedy including reasonable attorneys' fees. The Lender shall be under no duty to exercise any or all of the rights and remedies given by this Note or the Loan Agreement and no party to this instrument shall be discharged from the obligations or undertakings hereunder
(a) should the Lender release or agree not to sue any person against whom the party has, to the knowledge of Lender, a right to recourse, or (b) should the Lender agree to suspend the right to enforce this Note or its interest in any collateral pledged to secure this Note against such person or otherwise discharge such person.


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       8.  Severability.  In the event that any term or  provision  of this Note shall be finally determined to be superseded, invalid, illegal or otherwise unenforceable pursuant to applicable law by any authority having jurisdiction, such determination shall not impair or otherwise affect the validity, legality or enforceability of the remaining terms and provisions of this Note, which shall be enforced as if the unenforceable term or provision were deleted.

        9. Consent to Service and Waiver of Jury Trial. Each Borrower hereby consents to service of any notice, process, motion or other document in connection with any lawsuit or other proceeding arising out of or relating to this Note, by registered mail, return receipt requested, to the address set forth in the Loan Agreement or such other address as such Borrower shall provide Lender in writing and each Borrower hereby waives any right to trial by jury in any such lawsuit or proceeding.

         IN WITNESS WHEREOF, the undersigned have caused this Note to be issued this 21st day of May, 1996.

                                     NEWS COMMUNICATIONS, INC.


                                     By: /s/ Michael Schenkler
                                         -----------------------------
                                         Michael Schenkler
                                         President


                                     TRIBCO INCORPORATED


                                     By: /s/ Michael Schenkler
                                         ----------------------------
                                         Michael Schenkler
                                         President


                                     ACCESS NETWORK CORP.


                                     By: /s/ Michael Schenkler
                                         ----------------------------
                                         Michael Schenkler
                                         President


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